UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                     Date of Report:  December 5, 2000
                     (Date of earliest event reported)

              MINNESOTA MINING AND MANUFACTURING COMPANY
        (Exact name of registrant as specified in its charter)

                            File No. 1-3285
                        (Commission File Number)

                Delaware                            41-0417775
        (State of incorporation)              (I.R.S. Employer
                                         Identification Number)

         3M Center                               55144-1000
         St. Paul, Minnesota                     (Zip Code)
               (Address of principal executive offices)

                Registrant's telephone, including area code:
                            (651) 733-1110

ITEM 5.  OTHER EVENTS

See exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits Required by Item 601 of Regulation S-K

         EXHIBIT NO.    DESCRIPTION
         ----------     -----------
            99          Press Release dated December 5, 2000



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MINNESOTA MINING AND
                            MANUFACTURING COMPANY

                        By: /s/  Gregg M. Larson
                            --------------------
                            Gregg M. Larson,
                            Assistant Secretary

Dated:  December 5, 2000

                            EXHIBIT INDEX

EXHIBIT            DESCRIPTION
-------            -----------
99                 Press release dated December 5, 2000